LoCorr Market Trend Fund Class A LOTAX Class C LOTCX Class I LOTIX Summary Prospectus April 30, 2020 www.LoCorrFunds.com

Before you invest, you may want to review the LoCorr Market Trend Fund’s (the “Fund”) statutory prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus, reports to shareholders, SAI and other information about the Fund online at http://www.locorrfunds.com/literature.html. You may also obtain this information at no cost by calling 1‑855-LCFUNDS (855-523-8637) or by sending an e-mail request to info@locorrfunds.com. The Fund’s prospectus and SAI, both dated April 30, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.LoCorrFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-523-8637 or by sending an email request to LoCorr Fund Management, LLC at info@locorrfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-855-523-8637 or send an email request to info@locorrfunds.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives: The Fund's primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional, in How to Purchase Shares on page 80 of the Fund’s statutory Prospectus, and in Appendix A of the Fund’s statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.27%	0.27%	0.27%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.03%	2.78%	1.78%

(1)	Applied to purchases of $1 million or more that are redeemed within 12 months of their purchase.

(2)	Applied to shares that are redeemed within 12 months of their purchase.

(3)
Acquired Fund Fees and Expenses for the Fund's current fiscal year are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$769	$1,175	$1,605	$2,798
C	$281	$862	$1,469	$3,109
I	$181	$560	$964	$2,095

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells financial instruments (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objectives by allocating its assets using two principal strategies:

•	"Market Trend" Strategy

•	"Fixed Income" Strategy

The Market Trend strategy is a macro-oriented quantitative strategy that employs various investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. The Market Trend strategy is a quantitative trading system driven by trend-following models. The program signals buy and sell orders based on a number of factors, including price, volatility, and length of time a position has been held in the portfolio, and employs sophisticated techniques to gradually enter and exit positions over the course of a trend in order to maximize profit opportunities. It is expected that the average holding period of instruments traded pursuant to the Market Trend strategy will be approximately 50 days; however, that average may differ depending on various factors and the program will make daily adjustments to positions based on both price activity and market volatility. The program trades a broad range of markets, including global interest rates, foreign exchange, global stock indices and commodities. LoCorr Fund Management, LLC, the Fund’s adviser (the “Adviser”), delegates management of the Fund's Market Trend strategy portfolio to a sub-adviser, Graham Capital Management, L.P. ("GCM").

The Fund will execute a portion of its Market Trend strategy by investing up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary will invest the majority of its assets in futures contracts and other investments (short to medium term investment grade securities) intended to serve as margin or collateral for futures positions. The Subsidiary is managed by the Adviser and sub-advised by GCM and is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fixed Income strategy is designed to generate interest income and preserve principal by investing primarily in investment grade securities including: (1) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, (2) securities issued or guaranteed by foreign governments, their political subdivisions or agencies or instrumentalities, (3) bonds, notes, or similar debt obligations issued by U.S. or foreign corporations or special-purpose entities backed by corporate debt obligations, (4) U.S. asset-backed securities ("ABS"), (5) U.S. residential mortgage-backed securities ("MBS"), (6) U.S. commercial mortgage-backed securities ("CMBS"), (7) interest rate-related futures contracts and (8) interest rate-related or credit default swap contracts. The Fund defines investment grade fixed income securities as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or, if unrated, determined to be of comparable quality. However, the fixed income portion of the Fund's portfolio will be invested without restriction as to individual issuer country, type of entity, or capitalization. Futures and swap contracts are used for hedging purposes and as substitutes for fixed income securities. The Fund's Adviser delegates management of the Fund's Fixed Income strategy portfolio to a sub-adviser, Nuveen Asset Management, LLC ("Nuveen").

The Adviser anticipates that, based upon its analysis of long-term historical returns and volatility of various asset classes, the Fund will allocate approximately 25% of its assets to the Market Trend strategy and approximately 75% of its assets to the Fixed Income strategy. However, as market conditions change the portion allocated may be higher or lower.

The Fund seeks to achieve its secondary investment objective primarily by (1) diversifying the Market Trend strategy investments among financial instruments that are not expected to have returns that are highly correlated to each other or the equity markets and (2) by selecting Fixed Income strategy investments that are short-term to medium-term interest income-generating securities (those with maturities or average lives of less than 10 years) that are expected to be less volatile than the equity markets in general and that are not expected to have returns that are highly correlated to the equity markets or the Market Trend strategy.

The Adviser, on behalf of itself and on behalf of the Fund and other Funds it advises or may advise in the future that are each a series of LoCorr Investment Trust, was granted an exemptive order from the Securities Exchange Commission (the "SEC") that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

The Fund and the Subsidiary are each a "commodity pool" under the U.S. Commodity Exchange Act and the Adviser is a "commodity pool operator" registered with and regulated by the Commodity Futures Trading Commission ("CFTC"). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary under CFTC and SEC harmonized regulations.

ADVISER'S INVESTMENT PROCESS

The Adviser will pursue the Fund's investment objectives, in part, by utilizing its sub-adviser selection and risk management process.

•
Sub-adviser Selection. The Adviser selects sub-advisers it believes can successfully execute the Fund's overall investment strategies. The Adviser also monitors and evaluates the performance of the sub-advisers and implements procedures to ensure each sub-adviser complies with the Fund's investment policies and restrictions.

•
Risk Management. The Adviser manages the expected volatility of the Fund's returns by monitoring the interaction and correlation of the returns between the Market Trend and Fixed Income strategies. Using this risk management process, the Adviser believes the Fund's returns, over time, will not be highly correlated to the equity markets and will provide the potential for reducing volatility in investors' portfolios.

SUB-ADVISERS' INVESTMENT PROCESS

Graham Capital Management, L.P.
GCM executes the Market Trend strategy by employing macro-oriented quantitative investment techniques to select long and short positions in the global futures and foreign exchange markets. These techniques are designed to produce attractive absolute and risk-adjusted returns while maintaining low correlation to traditional asset classes. Futures contracts and foreign exchange forward contracts have leverage inherent in their terms as the Fund need only post a margin deposit and does not have to pay the full price of the contract.

The Market Trend strategy is based on a quantitative investment program that has its origins in GCM’s trend-following trading systems, dating as far back as 1995. Such systems generally are based on computerized mathematical models and can rely both on technical (i.e., historic price and volume data) and fundamental (i.e., general economic, interest rate and industrial production data) information as the basis for their trading decisions. GCM’s trend systems are designed to participate selectively in potential profit opportunities that can occur during periods of price trends in a diverse number of U.S. and international markets. The trend systems establish positions in markets where the price action of a particular market signals the computerized systems used by GCM that a potential trend in prices is occurring. The trend systems are designed to analyze, mathematically, the recent trading characteristics of each market and statistically compare such characteristics to the historical trading patterns of the particular market. The trend systems also employ proprietary risk management and trade filter strategies that seek to benefit from sustained price trends while reducing risk and volatility exposure. Positions are adjusted to reflect changes in prices and trends and to manage risk.

Nuveen Asset Management, LLC

Nuveen executes the Fixed Income strategy by selecting securities using a "top-down" approach that begins with the formulation of its general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, Nuveen selects individual securities within these sectors or industries that it believes have above peer-group expected yield, potential for capital preservation or appreciation. Nuveen also selects futures and swaps to hedge interest rate and credit risks and as substitutes for securities when it believes derivatives provide a better return profile or when specific securities are temporarily unavailable. Nuveen sells securities and derivatives to adjust interest rate risk, adjust credit risk, when a price target is reached, or when a security's or derivative's price outlook is deteriorating.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investments in securities and derivatives as well as the Fund's indirect risks through investing in the Subsidiary. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. It is important to read the provided risk disclosures in their entirety.

•
ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

•
Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•
Convertible Bond Risk: Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

•
Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.

•
Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Short positions are subject to potentially unlimited liability. Futures positions held by the Fund may incur significant losses caused by unanticipated market movements and such losses may be unlimited. Purchased options may expire worthless. Over the counter derivatives, such as swaps, are subject to counterparty default. Leverage inherent in derivatives such as futures will tend to magnify the Fund’s losses.

•
Fixed Income Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•
Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

•
Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•
Interest Rates and Bond Maturities Risk: Interest rate changes may adversely affect the market value of an investment. Fixed-income securities typically decline in value when interest rates rise. Fixed-income securities typically increase in value when interest rates decline. The Fund may experience adverse exposure from either increasing or declining rates. Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds.

•
Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•
Leverage Risk: Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

•
Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•
Management Risk: The Adviser's and each sub-adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results.

•
Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political and social events affect the securities and derivatives markets. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•
Portfolio Turnover Risk: Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

•
Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Funds may not be able to sell a security when the portfolio managers consider it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

•
Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. The Fund is required to make a margin deposit in connection with such short sales; The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains. Additionally, losses at the subsidiary are not available to be carried forward nor offset by gains at the Fund level. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The Adviser believes the Fund is appropriate for investors seeking the low-correlation benefits of Market Trend investing, relative to traditional stock portfolios.
Performance:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one-year, 5-years and since inception compare with that of a broad-based securities index and a secondary index. The returns in the bar chart and best/worst quarter are for Class I shares which do not have sales charges. The performance of Class A and Class C Shares would be lower due to differing expense structures and sales charges. The returns in the table reflect the maximum applicable sales load of 5.75% on Class A shares, and the maximum deferred sales load of 1.00% on Class C shares for the one-year period. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available at no cost to shareholders by visiting www.LoCorrFunds.com or by calling 1-855-523-8637. Net asset value (“NAV”) per share information may be obtained by visiting www.LoCorrFunds.com/performance.html.

Calendar Year Total Return

LoCorr Market Trend Fund – Class I

Highest Quarterly Return:	Q1 2015	10.48%

Lowest Quarterly Return:	Q4 2018	-10.78%

Average Annual Total Return as of December 31, 2019
	1 Year	5 Years	Since Inception (6/30/2014)(1)
Class I Shares
Return Before Taxes	18.53%	0.43%	3.60%
Return After Taxes on Distributions	17.90%	0.09%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	10.97%	0.18%	2.54%
Class A Shares Return Before Taxes	11.53%	-1.00%	2.24%
Class C Shares Return Before Taxes	16.35%	-0.58%	2.56%
Bank of America Merrill Lynch 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.28%	1.07%	0.98%
Barclays CTA Index (reflects no deduction for fees, expenses or taxes)	5.21%	0.02%	1.25%

(1)	The Fund's inception date is June 30, 2014, the date to which performance is measured. The Fund commenced operations on July 1, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor’s situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns are shown for Class I shares only and will vary for Class A and Class C shares. The Fund’s return after taxes on distributions and sale of Fund shares is greater than its return after taxes on distributions because it includes a tax benefit resulting from the capital losses that would have been incurred, and could be utilized against other capital gains an investor may have.

Investment Adviser: LoCorr Fund Management, LLC
Portfolio Managers: Jon C. Essen, Chief Financial Officer of the Adviser, has served the Fund as a portfolio manager since it commenced operations in 2014; Sean Katof, Senior Vice President of the Adviser, has served the Fund as a portfolio manager since 2016.

Sub-Adviser (Market Trend Strategy): Graham Capital Management, L.P.
Portfolio Managers: Kenneth G. Tropin, Chairman of GCM, and Pablo Calderini, President and Chief Investment Officer of GCM, have each served the Fund as a portfolio manager since it commenced operations in 2014.

Sub-Adviser (Fixed Income Strategy): Nuveen Asset Management, LLC
Portfolio Managers: Tony Rodriguez, Portfolio Manager of the sub-adviser, has served the Fund as a portfolio manager since 2017. Peter Agrimson, Portfolio Manager of the sub-adviser, has served as a portfolio manager since May 2018.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, website, wire transfer or through your broker. You may also exchange shares of the Fund for shares of another Fund in the LoCorr Investment Trust. Redemptions will be paid by ACH, check or wire transfer. The minimum initial investment amount for Class A and Class C shares is $2,500. The minimum initial investment in Class I shares is $100,000. The minimum subsequent investment amount for all classes is $500. The Fund or its Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.